INCOME TAXES	12 Months Ended
Dec. 31, 2017
INCOME TAXES
INCOME TAXES

NOTE 10—INCOME TAXES

Cayman Islands

Under the current tax laws of Cayman Islands, the Company and its subsidiaries are not subject to tax on their income or capital gains. In addition, upon of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

United States and Foreign Income Taxes

United States and foreign income (loss) before income taxes and minority interest were as follows:

	Years Ended December 31,
	2017	2016	2015
	(in thousands)
United States	$(29,673)	$7,905	$19,717
Foreign	37,917	(6,985)	(51,037)

	$8,244	$920	$(31,320)

The components of the provision (benefit) for income taxes are as follows:

	Years Ended December 31,
	2017	2016	2015
	(in thousands)
Current
Federal	$—	$—	$—
State	—	—	—
Foreign	$2,355	$17	(5,193)

Total Current	$2,355	$17	$(5,193)
Deferred
Federal	—	—	—
State	—	—	—
Foreign	(1,092)	771	1,031

Total Deferred	(1,092)	771	1,031

Total	$1,263	$788	$(4,162)

On December 22, 2017, the Tax Act was enacted. The Tax Act significantly revises the U.S. corporate income tax by, among other things, lowering the statutory corporate income tax rate (“federal tax rate”) from 35% to 21% effective January 1, 2018, implementing a modified territorial tax system, and imposing a mandatory one-time transition tax on accumulated earnings of foreign subsidiaries.

The 21% federal tax rate will apply to the Company’s calendar year ending December 31, 2018 and each year thereafter. The Company must remeasure its deferred tax assets and liabilities (“DTA”) using the federal tax rate that will apply when the related temporary differences are expected to reverse.

The Company has $0 deemed repatriation tax liability because its foreign subsidiaries’ accumulated earnings and profits was negative as of both November 2, 2017 and December 31, 2017.

As of December 31, 2017, the Company had gross unrecognized tax benefits of approximately $18.7 million and had certain deferred tax assets and the federal tax benefit of state income tax items totaling $16.7 million. Of the total $18.7 million gross unrecognized tax benefits, $2.0 million related to tax benefits that, if recognized, would impact the annual effective tax rate. The Company has reduced its unrecognized tax benefits by approximately $1.4 million during 2017 mainly due to statute of limitations expirations.

The Company’s policy is to recognize interest expense and penalties related to the above unrecognized tax benefits as a component of income tax expense. The Company had accrued interest and penalties of approximately $0.4 million as of December 31, 2017 and approximately $0.4 million as of December 31, 2016.

The Company is subject to taxation in the U.S. federal jurisdiction and various U.S. state and foreign jurisdictions. The Company is also under audit by the taxing authorities in China on a recurring basis. The material jurisdictions that the Company is subject to examination are in the United States and China. The Company’s tax years for 2006 through 2017 are still open for examination in China. The Company’s tax years for 2009 through 2017 are still open for examination in the United States.

FASB ASC 740-10 establishes criteria for recognizing or continuing to recognize only more-likely-than-not tax positions, which may result in income tax expense volatility in future periods. While the Company believes that it has adequately provided for all tax positions, amounts asserted by taxing authorities could be greater than the Company’s accrued position. Accordingly, additional provisions on income tax related matters could be recorded in the future as revised estimates are made or the underlying matters are settled or otherwise resolved.

A summary of the Company’s unrecognized tax benefits is as follows:

	Years Ended December 31,
	2017	2016	2015
	(in thousands)
Beginning balance-gross unrecognized tax benefits (UTB’s)	$20,137	$22,694	$45,382
Additions based on tax positions related to the current year	—	—	48
Reductions for tax positions related to prior years	—	—	(835)
Lapse of statute of limitations	(1,409)	(2,557)	(21,901)

Ending balance—gross unrecognized tax benefits (“UTB”s)	18,728	20,137	22,694
UTB’s as a credit in deferred taxes	(14,604)	(14,604)	(14,604)
Federal benefit of state taxes	(2,063)	(2,063)	(2,063)

UTB’s that would impact the effective tax rate	$2,061	$3,470	$6,027

In establishing its deferred income tax assets and liabilities, the Company makes judgments and interpretations based on the enacted tax laws and published tax guidance applicable to its operations. The Company records deferred tax assets and liabilities and evaluates the need for valuation allowances to reduce the deferred tax assets to realizable amounts. The likelihood of a material change in the Company’s expected realization of these assets is dependent on future taxable income and its ability to use foreign tax credit carryforwards and carrybacks.

A summary of the components of net deferred tax assets is as follows:

	December 31, 2017	December 31, 2016
	(in thousands)
Deferred Tax Assets
Allowances and reserves	$(9,689)	$(8,969)
Net operating loss carryforwards	165,408	237,393
Tax credit carryforwards	60,807	67,579
Writedown/amortization of intangible assets and goodwill	1,421	5,554
Fixed assets	3,448	5,997
Demo equipment income	4,415	7,357
Other	13,230	16,352

Total Deferred Tax Assets	239,040	331,263
Deferred Tax Liabilities
Prepaid expense	(29)	736
Accrued warranties	663	(92)
Other	(330)	(334)

Total Deferred Tax Liabilities	304	310

Total Net Deferred Tax Assets	$239,344	$331,573

Less: Valuation Allowance	$(236,332)	$(329,523)

Total Net Deferred Tax Assets	3,012	2,050

As of December 31, 2017, the Company’s U.S. federal net operating loss carryforwards were $570.3 million and expire in varying amounts between 2025 and 2034. As of December 31, 2017, state net operating loss carryforwards were $292 million and expire in varying amounts between 2018 and 2038. The Company has concluded that these federal and state net operating losses did not meet the more likely than not standard contained in FASB ASC 740-10 and has therefore placed a $140.2 million valuation allowance against the related deferred tax assets. In the event the tax benefits related to the valuation allowance are realized, an immaterial amount would be credited to paid-in capital. As of December 31, 2017, the Company also had net operating loss carryforwards (“NOLs”) in China of approximately $55.7million. The China NOLs will expire in varying amounts between 2018 and 2022. The Company has also concluded that these China net operating losses did not meet the more likely than not standard and has therefore provided a $8.3 million valuation allowance against the related deferred tax assets. As of December 31, 2017, the Company had NOLs in countries other than the U.S. and China. These NOLs are approximately $102.8 million. The majority of the NOLs do not expire and can be carried forward indefinitely. However, the Company concluded majority of these losses did not meet the more likely than not standard and has therefore placed a valuation allowance of $17.7 million against the related deferred tax assets.

As of December 31, 2017, the Company has U.S. alternative minimum tax credit carryforwards of $1.0 million which have an indefinite life. The Company also has U.S. research and development credit carryforwards of $8 million, $2.5 million of the credits have an indefinite life and $5.5 million of the credits expire in varying amounts between 2018 and 2032. The Company has U.S. foreign tax credits of $51.8 million which expire in varying amounts between 2018 and 2027. The Company has concluded that these U.S. tax credit carryforwards did not meet the more likely than not standard contained in FASB ASC 740-10 and has therefore provided a $60.8 million valuation allowance against the related deferred tax assets.

The difference between the Company’s effective income tax amount and the federal statutory amount are reconciled below:

	Years Ended December 31,
	2017	2016	2015
	(in thousands)
Federal tax (benefit) at statutory rate	$2,885	$322	$(10,962)
Stock compensation expense	295	463	508
Effect of differences in foreign tax rates	(6,793)	4,475	(1,520)
FIN48 reserve	(1,478)	(2,465)	(7,433)
Change in deferred tax valuation allowance	5,971	(3,015)	14,241
Other	383	1,008	1,004

Total Tax Expense	$1,263	$788	$(4,162)

On June 24, 2011, the Company effected the Merger to reorganize the corporate structure of UTStarcom, Inc., a Delaware corporation incorporated in 1991, and its subsidiaries. The Merger resulted in shares of the common stock of UTStarcom, Inc. being converted into the right to receive an equal number of ordinary shares in our capital, which were issued by us in connection with the Merger. Following the Merger, UTStarcom, Inc. became our wholly-owned subsidiary and the Company became the parent company of UTStarcom, Inc. and its subsidiaries. The Company, together with its subsidiaries, continues to conduct its business in substantially the same manner as was conducted by UTStarcom, Inc. and its subsidiaries. The transaction was accounted for as a legal re-organization of entities under common control. The Company remains subject to U.S. taxes at a statutory rate of 35%.

The China Corporate Income Tax Law (“CIT Law”) became effective on January 1, 2008. Under the CIT Law, China’s dual tax system for domestic enterprises and foreign investment enterprises (“FIEs”) was effectively replaced by a unified system. The new law establishes a tax rate of 25% for most enterprises and a reduced tax rate of 15% for certain qualified high technology enterprises.

The CIT Law provides the reduced 15% enterprise income tax rate for qualified high and new technology enterprises. One of the Company’s China subsidiaries, HUTS, through which the majority of our business in China is conducted obtained the High and New Technology Enterprise Certificate, or (“High-tech Certificate”), from the relevant approval authorities on September 19, 2008, and thereafter were approved to pay CIT at the reduced tax rate of 15%. The approval for the reduced 15% tax rate is valid for three years and applies retroactively from January 1, 2008, subject to possible re-assessment by the approval authorities. During the re-assessment, the tax authority may suspend the implementation of the reduced 15% rate. HUTS’s High-tech Certificate renewal was approved on November 13, 2017. HUT’s approval extended the reduced 15% tax rate terms for three years . However, since HUTS is currently in significant loss position, the reduced in tax rate will not have a material adverse impact on the business or liquidity until HUTS begin to generate profit and deplete all the net operating loss carry forwards.

As of September 30, 2005, the Company did not believe it was more likely than not that it would generate a sufficient level and proper mix of taxable income within the appropriate period to utilize all the deferred tax assets in China and the United States. As a result of the review undertaken at September 30, 2005, the Company has concluded that it was appropriate to establish a full valuation allowance for the net deferred tax assets in China and the United States wherein the cumulative losses weigh heavily in the overall assessment. The Company has continued to provide full valuation allowances since 2005 as it did not believe it was more likely than not that it would generate sufficient taxable income within the appropriate period to utilize those deferred tax assets.

In 2017, the change in deferred tax valuation allowance of $6.0 million is primarily attributable to the tax expense related to continuing to provide full valuation allowance on the Company’s deferred tax assets at December 31, 2017 in the United States and China. In 2016, the change in deferred tax valuation allowance of $3.0 million is primarily attributable to the tax expense related to continuing to provide full valuation allowance on the Company’s deferred tax assets at December 31, 2016 in the United States and China. In 2015, the change in deferred tax valuation allowance of $14 million is primarily attributable to the tax expense related to continuing to provide a full valuation allowance on the Company’s deferred tax assets at December 31, 2015 in the United States and China.

In 2017, 2016, and 2015, there was no income tax benefit related to tax credits.